GC CHINA
TURBINE CORP.

Rodman& Renshaw

Annual China Investment Conference

March 6-8 2011

Disclaimer

This March 6, 2011 Corporate Presentation includes forward-looking information regarding GC China Turbine Corp. and its subsidiaries (collectively, the "Company") that is intended to be covered by the safe harbor "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "will", "would", "should", "plans", "likely", "expects", "anticipates", "intends", "believes", "estimates", "thinks", "may", and similar expressions are forward-looking statements. Statements that are not historical facts are also forward looking statements. Although the Company believes that its expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements. These factors include, among other things: our limited operating history and inability to predict future operations with any certainty, the ability to timely complete vendor agreements, construction and build out of infrastructure, lengthy sales cycles, labor costs, political environment, cash flow estimates, future financial performance, planned capital expenditures, market conditions, uncertainties inherent in wind energy generation, unexpected future capital expenditures, accuracy of test results, and other normal business risks.

The foregoing factors do not constitute an exhaustive list of factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and should be read in conjunction with the other cautionary statements and risk factors included in the Company's Form 10-K filed with the Securities and Exchange Commission on April 15, 2010 and other cautionary statements described in our reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. The Company cautions readers not to place undue reliance on those statements. This Corporate Presentation does not constitute an offer to sell or solicitation of an offer to buy securities of the Company.

Wind Market Growing Rapidly



Total Installed Wind Capacity
1. United States: 36,693 MW
2. Germany: 26,386 MW
3. China: 25,805 MW
4. Spain: 19,876 MW
5. India: 11,500 MW
World total October 2010: 166,201 MW
Capacity (MW)
200000
190000
180000
170000
160000
150000
140000
130000
120000
110000
100000
90000
80000
70000
60000
50000
40000
30000
20000
10000
0
1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
United States
Europe
Rest of World

Source: WindPower Monthly

GC CHINA TURBINE CORP.

China Leads


China's Projected Wind Capacity Growth
WIND CAPACITY (GIGAWATTS)
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
YEAR

China possesses an estimated exploitable onshore wind capacity of 2,380 GW (50 meter high wind measurement tower data), spanning 96% of China's territory. Additionally, China's offshore wind resources total 200 GW.

GC China Turbine is well positioned to capture this growth

GC CHINA TURBINE CORP.

Company Overview

Overview

- Chinese manufacturer of 2-blade and 3-blade wind turbines
- Pursuing soft-design strategy to reduce costs, increase turbine lifetime and overall total cost of ownership
  - 600 MW / year of assembly capacity
  - 3 patents, the Company plans to apply for more patents in the near future

Key Strengths

✓ Soft-technology

✓ European R&D with Chinese cost structure

✓ Attractive growth strategies

GC CHINA TURBINE CORP.

GC China Growth Strategy

Continue technology roadmap	• Expand IP portfolio • Develop 1.1MW, 2.5MW and offshore turbines (e.g. 3MW)
Continue low cost focus	• Soft Design enables significant reduction in manufacturing and maintenance costs, as well as TCO
Expand production capacity	• The Company has started the construction of the assembly facility in Jilin Province which is expected to be completed by June this year • The Company will setup assembly facility abroad according to the market needs
Extend domestic presence	• The Company will select the suitable wind farms throughout China based on the technical analysis, and to cooperate with investors and realize the sales of the WTG in the process of projects operating while preparing for the market promotion of 2.5MW turbine
Expand geographic presence	• Develop alliances to enter Europe and Americas markets

GC CHINA TURBINE CORP.

World Class Technology

- We use the idea of "**soft design**" – which implements by a combination of a passive yaw system, teeter style hub and the soft tower and other design. By using the soft design as a damping system for the vibration and loads of the system, we can produce a transmission chain that does not have to resist those forces. Therefore, the transmission chain is more compact, cheaper, proprietary, and more reliable than other designs.
- Wind turbines produced based on such technology offer a new choice and significant opportunities for many wind farm owners who will benefit from:
  - reduce vibration and overheating;
  - lower installation and transportation cost;
  - improve service life and utilization rate;
  - lowering the costs of manufacturing, installation and maintenance;
  - with the ultimate benefits of improving wind turbine quality and increasing investment return for the owners.

Our Technology



Load Absorbing Mounts
Flexible Hub

- The design is a patented, integrated system designed to minimize potentially damaging vibrations.
- Flexible hub avoids transferring most shock loads to the gearbox.
- Management and design of the control system is key.

GC CHINA TURBINE CORP.

Low Cost Focus

- Our **passive yaw system** allows for a lighter tower and smaller foundation, thereby reducing the manufacturing costs for a complete machine.
- Our **soft tower** is lighter than a stiff tower so as to directly save raw materials costs.
- **Integrated gearbox** enjoys lower cost profile.
- **Teeter and hub rubber elements** significantly reduce fatigue on all moving parts, extending the service life and reducing operational costs.

GC CHINA TURBINE CORP.

New Products

GCN 1100

– technology improvement on the 1.0MW

<u>Inherited advantages</u>
Soft design
Compact drive-chain
Integrated cooling system

\+

<u>Additional advantages</u>
Workable wind speed scope widened
Better performance
LVRT

→

GCN1100
Better cost-efficiency



Cp of GCN1100
Cp of GCN1000
Cp
0.5
0.4
0.3
0.2
0.1
0
0
5
10
15
20
25
30
Wind speed [m/s]



GCN1000-59
GCN1100
Power [kW]
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 20.0 22.0 24.0 26.0 28.0
Wind Speed]m/s]

GC CHINA
TURBINE CORP.

New Products

GCN2500 main design points:

- Extended soft design
- Lightweight design
- Standardization of core parts
- Easy transportation and erection
- Easy maintenance



GC CHINA TURBINE CORP.

New Products

GCN2500 core idea for lightweight design

- Higher capacity for unit mass
- Lightweight high-strength hub
- Lightweight hollow main shaft
- Lightweight main drive chain bracket
  - ✓ Truss type and casting shell structure
- Enhanced soft technology
  - ✓ Soft yaw system
  - ✓ Initiative thrust cutting
  - ✓ Initiative tower damping
- Lower cost of transportation and erection



Rotor Area Specific Tower Head Mass
Tower Head Mass/Rotor Area, kg/m²
Values today
Rotor Diameter, m
0
20
40
60
80
100
120

Figure 6-1: Specific tower head mass (Source: DEWI, [1])

Figure 6-1 clearly demonstrates the light weight approach followed by NCAT Group AB for the NCAT 2000 wind turbine design. While already the NORDIC 1000 turbine is found below the trend line for stall controlled wind turbines, the NCAT 2000 is far below the trend line for pitch controlled wind turbines, only surpassed by one other 90m-rotor design.

GC CHINA TURBINE CORP.

New Products

GCN2500 Main specifications:

Power rating:	2.5 MW
Type :	IEC IIB / IECIIIA
Cut in wind speed :	4m/s
Cut out wind speed :	25m/s (21 m/s for IECIIIA)
Rated wind speed:	12 m/s (11m/s for IECIIIA)
Number of blades:	3
Blade diameter:	102-110 m
Power controlling mode:	pitch control
Rotation:	8-14 rpm
Gearbox:	2 stage planetary + 1 stage horizontal shaft
Generator:	DFIG
Tower height:	90m (standard) or higher
Tower diameter (top/bottom):	3.0 m / 4.5 m
Nacelle (Including hub):	about 150 ton
Tower mass:	about 240 ton

GC CHINA TURBINE CORP.

Manufacturing & Installation








GC CHINA
TURBINE CORP.

Certification Roadmap

Product	Certification Company	Type of Certification	Procedure	Schedule	Purpose
1.0MW	Bureau veritas (BV)	CE (safety certification)	➢preparation of drawings and docs ➢preparation of prototype testing ➢On-site certification ➢Close of unqualified items ➢ issue of certification	Planned to complete around May, 2011	CE certification is a precondition for entering EU market
1.1MW	Bureau veritas (BV)	➢design evaluation ➢Type evaluation ➢ Production evaluation	➢preparation of drawings and docs ➢preparation of prototype testing ➢On-site certification ➢Close of unqualified items ➢ issue of certification	Within 12 months	➢ Precondition for entering the global market; ➢advantage over Chinese competitors

GC CHINA TURBINE CORP.

Certification Roadmap

Product	Certification Company	Type of Certification	Procedure	Schedule	Purpose
2.5MW	Bureau veritas (BV)	➢ design evaluation ➢Type evaluation ➢Production evaluation	➢ preparation of drawings and docs ➢preparation of prototype testing ➢On-site certification ➢Close of unqualified items ➢ issue of certification	Expected in August To be decided	➢Precondition for entering the global market; ➢advantage over Chinese competitors
3.0MW	To be decided	➢design evaluation ➢Type evaluation ➢Production evaluation	➢preparation of drawings and docs ➢preparation of prototype testing ➢On-site certification ➢Close of unqualified items ➢ issue of certification	NA	➢Precondition for entering the global market; ➢advantage over Chinese competitors

GC CHINA TURBINE CORP.

Supply Chain & Quality Control



All key components are fabricated locally in China to the highest standards

- Efficient working capital utilization
- Quality driven purchasing for outsourced components: two suppliers for each part
- Independent quality substantiation offered on all critical parts
- GC China is in close collaboration with certifying authorities
- Quality plan drives focus on critical processes and components
- All outsource partners offer verifiable inventories to ensure timely logistics

GC CHINA TURBINE CORP.

Growth Opportunities

- **Domestic Chinese Wind Market** –continuing to build on existing Chinese customer relationships to address increasing demand in the domestic market, leveraging technology and intellectual property advantages to increase sales and to develop new partners.
- **Europe Wind Market** – leveraging R&D presence in Europe, and Chinese banking relationships to develop strategic project partnership opportunities in key growth centers of Europe.
- **U.S. Wind Market** - planning on entering U.S. onshore and offshore markets with the introduction of 2.5MW and 3MW turbines as early as 2012.

GC CHINA TURBINE CORP.

FY11 Objectives

- Domestic Sales Early Stage Planning
  - Establish business relationship with customers based on region (key sales districts are Inner Mongolia and Jilin, China)
  - Keep tracking key projects for 1MW, 2.5MW and offshore wind turbine in 2012
  - Continue to build support and relationship with PRC bank
- International Market Development
  - Leverage European R&D Center (Sweden)
  - Initially target Europe, and then extend to other markets
  - 1.1MW and 2.5MW turbines
- U.S. Market Strategies
  - Build & Maintain Reputation for Quality – European design, upgrading the European R&D center, maintain technology lead
  - China Low Cost Provider – components manufacturing in China
  - Excellent customer service – assembly in the U.S
- Sales Objective: 150-200 Units in 2011

GC CHINA
TURBINE CORP.

FINANCIAL OVERVIEW

Turbine Shipment and ASP Trend

Shipments

Year	Units Delivered
2008	4
2009	16
2010	100
2011 (est.)	Planned for 150

Average Selling Price (MW)

Year	ASP（US）
2008	818,300
2009	818,800
2010	582,000
2011 est	***NA***

GC CHINA TURBINE CORP.

Key Financial Data

	9 Mo YTD in FY10	9 Mo YTD in FY09
Revenue	$27,144,543	$2,390,775
Cost of sales	$20,441,050	$2,213,891
Gross Profit	$6,703,493	$176,884
Income(loss) from Operations (less Operating Expenses)	$3,821,800	($836,607)
Net income	$3,371,229	($1,670,678)

Type	Awarded in 2010	
	RMB	USD
Performance Security	30,000,000	4,477,612
Working Capital Loan	90,000,000	13,432,836
Lines of credit	60,000,000	8,955,224

GC CHINA TURBINE CORP.

Key Financial Data

(FY08 through FY10)

	2008	2009	2010E
Net Sales	3.1	12.8	**~ 40**
Cost of Sales	2.9	9.8	na
Gross Profit	0.1	3.0	na
	0.0	23%	na
Operating Expense:			
selling and marketing expenses	0.1	0.1	na
General and administrative expenses	0.4	1.0	na
Total operating expenses	0.5	1.1	na
Gain (loss) from operations	-0.4	1.8	na
	-14%	14%	na
Earnings (loss before income taxes)	-0.5	1.7	na
Income Taxes	-0.1	1.3	na
Net income (loss)	-0.4	0.3	**~ 4**

The outlook for the fiscal year 2010 is an estimate. Results are unaudited and subject to change based on further review By management and the audited financial statements to be issued by GC China's independent registered accounting Firm. Once the fourth quarter and fiscal year 2010 reporting date is finalized, GC China will issue a press release Announcing the date and details of its fourth quarter and fiscal year 2010 conference call.

GC CHINA TURBINE CORP.

Balance Sheet

(as of 9/30/10)

ASSETS		
Current assets:		
Cash and cash equivalents	$	1,162,855
Restricted cash		2,862,063
Term deposit		1,044,603
Accounts receivable		27,953,726
Inventories		15,609,900
Advance to suppliers		3,796,701
Amount due from related parties		4,510,931
Prepaid expenses and other current assets		230,547
Deferred tax assets		281,445
Total current assets		57,452,771
Property and equipment, net		1,956,402
Prepaid land use right		731,931
Intangible assets, net		607,660
Long-term accounts receivable		2,186,179
Investment in equity investee		105,547
Deferred tax assets		37,862
Other assets		139,468
Total assets	$	63,217,820

LIABILITIES & EQUITY		
Current liabilities:		
Short-term debt		8,953,740
Accounts payable		17,779,003
Accrued expenses and other current liabilities		2,057,735
Deferred revenue		1,891,671
Income tax payable		2,766,991
Other taxes payable		2,284,735
Amount due to related parties		231,276
Total current liabilities		35,965,151
Convertible promissory note		-
Warrant liability		460,234
Other long-term liabilities		2,021,318
Total liabilities		
EQUITY		
Additional paid-in capital		21,016,395
Retained earnings (accumulated deficit)		3,089,037
Accumulated other comprehensive income		600,292
Total GC China Turbine Corp. Equity		24,765,194
Noncontrolling interest		5,923
Total equity		24,771,117
Total liabilities and equity	$	63,217,820

GC CHINA
TURBINE CORP.

Management

- **Hou Tiexin, Chairman.** Beginning in 1982-2001, Hou Tiexin served with the Power Research Institute, State Grid Corporation as a senior engineer at professor-level, head of research offices and office of scientific research. He published a number of dissertations during this period and was awarded a number of scientific progress awards and patents. From 2001-2008, he served as the Chairman and General Manager of Wuhan Guoce Sci & Tech Co., Ltd. Mr. Hou obtained the bachelor of engineering of power generation and distribution from Wuhan University and master of engineering of power generation and distribution from Huazhong University of Science and Technology, in year of 1982 and 1990 respectively. Mr. Hou is also the representative from China in IEC.
- **Qi Na, CEO & Director.** Ms. Qi Na has been General Manger of Wuhan Guoce Nordic New Energy Corp. since 2006. From 2004, she was General Manager of Wuhan Guoce Power Investment Corp. as well as Vice General Manager of Wuhan Guoce Science & Tech Corp. Ms. Qi obtained a Bachelor of Engineering degree specializing in Marine Power Plants from Shanghai Jiaotong University in 1978.
- **Ping Ye, CFO.** Ms. Ping Ye is a licensed Certified Public Accountant in the United States since 2000. Formerly, she served as VP of Finance and Accounting at an insurance brokerage firm that was a Goldman Sachs portfolio company. Earlier Ms. Ye held various positions in accounting and finance at several global financial service companies and world-renowned institutes in both United States and China. She has authored numerous tax related articles for Chinese newspapers. Ms. Ye received a BBA from Baruch College, City University of New York and an MBA from The Wharton School, University of Pennsylvania.

GC CHINA TURBINE CORP.

Management

- **Tomas Lyrner, CTO.** Mr. Lyrner is a Swedish wind power technology expert with over thirty years in R & D, design, production and assembly of wind turbines. He was fully involved in the design and development of the original wind turbine prototypes. These units were developed under the auspices of the Royal Swedish Fund and are installed in Sweden. A 3.0MW 2-blade wind turbine designed by Mr. Lyrner has been in operation for more than 100,000 hours thereby achieving the electricity generation world record for a single wind turbine structure.
- **Zhu Wenyao, Deputy General Manager of Marketing** . Mr. Zhu is excellent in educational theoretical background and outstanding personality, and is proficient in marketing and sales management in foreign capitalized manufacturing enterprises (JV & Whole owned). During the last 15 years, he has worked for three JV companies serving as manager and deputy general manager in marketing department and Commerce Department respectively, and has exploited new market opportunities and brought good results to the company. Mr. Zhu is proficient in English. Mr. Zhu has obtained bachelor of engineering of logistic management and MBA from Huazhong University of Science and Technology in the year of 1993 and 2001, respectively.

Thank You

For more information, contact:

- **Company**:

  Ping Ye

  Chief Financial Officer

  617-283-5075

- **Investor Relations**:

  Aspire Clean Tech Communications
  Todd M. Pitcher
  760-798-4938

  tpitcher@aspirecleantech.com

GC China Turbine Corp.
No. 86, Nanhu Avenue,
East Lake Development Zone,
Wuhan, Hubei Province 430223
People's Republic of China
1-888-838-8478
info@gccturbine.com

GC CHINA TURBINE CORP.